Stockholders' Equity:	12 Months Ended
Dec. 31, 2012
Stockholders' Equity: [Abstract]
Stockholders' Equity:
(17)	Stockholders’ Equity:

The Company’s sources of income and funds for dividends to its stockholders are earnings on its investments and dividends from the Bank. The Bank’s primary regulator, the OCC, has regulations that impose certain restrictions on payment of dividends to the Corporation. Current regulations of the OCC allow the Bank (based upon its current capital level and supervisory status assigned by the OCC) to pay a dividend as long as the Bank subsidiary maintains an appropriate Tier 1 Capital ratio. Given the prospects for the approval of Basel III, the Company anticipates that in practice it will need to maintain a Tier 1 Capital ratio of 8.50% at its bank subsidiary to continue to pay dividends to common shareholders.

Federal Reserve regulations also place restrictions after the conversion on the Company with respect to repurchases of its common stock. With prior notice to the Federal Reserve, the Company is allowed to repurchase its outstanding shares. In August 2006, under the supervision of the OTS, the Company announced that it replaced a previously announced stock buyback plan with a new plan to purchase up to 125,000 shares of common stock over the next two years. Under the plan that expired September 30, 2008, the Company purchased 106,647 shares of common stock at an average price of $15.36 per share. The Company reissued 112,639 shares of Treasury Stock as part of the stock offering discussed below. At December 31, 2012, the Company holds 402,916 shares of treasury stock at an average price of $12.60 per share.

On December 12, 2008, HopFed Bancorp issued 18,400 shares of preferred stock to the United States Treasury (Treasury) for $18,400,000 pursuant to the Capital Purchase Program. The Company issued a Warrant to the Treasury as a condition to its participation in the Capital Purchase Program. The Warrant had an exercise price of $11.32 each and was immediately exercisable, giving the Treasury the right to purchase 243,816 shares of the Company’s Common Stock. The warrants expired ten years from the date of issuance. The Preferred Stock has no stated maturity and was non-voting, other than having class voting rights on certain matters, and pays cumulative dividends quarterly at a rate of 5% per year for the first five years and 9% thereafter. As a result of a 2% stock dividend paid to shareholders of record at September 30, 2010, total warrants issued was adjusted to 248,692 and the warrant strike price was adjusted to $11.098. As a result of a 2% stock dividend paid to shareholders of record at October 3, 2011, total warrants issued was adjusted to 253,667 and the warrant strike price was adjusted to $10.88.

On December 19, 2012, HopFed Bancorp repurchased the 18,400 shares of Preferred Stock previously sold to the Treasury at par plus accrued dividends. The repurchase was accomplished with the assistance of a $6.0 million dividend paid to the Company from its Bank subsidiary.

In June and July of 2010, the Company sold a total of 3,583,334 shares of common stock in a public offering with net proceeds of $30.4 million. In June 2010, the Company invested $10.0 million into the Bank.

On September 16, 2010, and September 21, 2011, respectively, the Company declared a 2% stock dividend payable to shareholders of record on September 30, 2010 and October 3, 2011. The stock dividend was paid on October 18, 2010, and October 18, 2011, resulting in the issuance of 143,458 shares of common stock in October of 2010 and 146,485 shares of common stock in October 2011. As discussed earlier, both the price and amount of all outstanding options and common stock warrants were adjusted accordingly.

Based on the binomial method, the common stock warrants have been assigned a value of $2.28 per warrant, or $555,900. As a result, the value of the warrants has been recorded as a discount on the preferred stock and will be accreted as a reduction in net income available for common shareholders over the next five years at $111,180 per year. In 2012, the Company accelerated the last year of our warrant accretion, recognizing $222,360 of accretion, due to the repurchase of all preferred stock from the Treasury and our stated plans to attempt to repurchase the warrant. For the purposes of these calculations, the fair value of the common stock warrants was estimated using the following assumptions:

• Risk free rate	2.60%
• Expected life of warrants	10 years
• Expected dividend yield	3.50%
• Expected volatility	26.5%
• Weighted average fair value	$2.28

The Company’s computation of expected volatility is based on the weekly historical volatility. The risk free rate was the approximate rate of the ten year treasury at the end of November 2008.

By participating in the Capital Purchase Program, the Company agreed to not increase its dividend paid to common shareholders for a period of three years without prior approval of the United States Treasury. If the Company failed to make all dividend payments due to preferred shareholders, the Company was prohibited from paying any dividend to common shareholders. In addition, the United States Treasury placed certain restrictions on the amount and type of compensation that can be paid to certain senior level executives of the Company. The Company has paid all interest payments due on HopFed Capital Trust 1. If interest payments to HopFed Capital Trust 1 are not made in a timely manner, the Company is prohibited from making cash dividend payments to its common shareholders.